UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): July 5, 2005
                                                          --------------

                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)


   Pennsylvania                   1-11152                       23-1882087
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


781 Third Avenue, King of Prussia, PA                           19406-1409
(Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

     Attached as an exhibit to this Current Report on Form 8-K is a press release issued by InterDigital Communications Corporation (the "Company") on July 5, 2005, announcing a conference call during which the Company discussed the impact of the Final Award in the arbitration proceeding with Nokia
Corporation and the other items set forth in the press release. A copy of the press release is incorporated herein and is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

     (c)  Exhibits. The following exhibit is filed with this report:

          Exhibit 99.1 - Press release dated July 5, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ Lawrence F. Shay
                                 -----------------------------------------------
                                 Lawrence F. Shay
                                 General Counsel



Dated:  July 5, 2005

                                  EXHIBIT INDEX


Exhibit No.                                    Description
-----------                                    -----------

  99.1                              Press release dated July 5, 2005